Exhibit 99.1

AMENDMENT TO CREDIT AGREEMENT

(December 30, 2005)

THIS AMENDMENT TO CREDIT AGREEMENT (the “AMENDMENT (December 30, 2005)”) is entered into as of December 30, 2005 by and between LSQ Funding Group, L.C. and BRE LLC (collectively, “Lender”), and Tri-S Security Corporation (“TSS”), Paragon Systems, Inc. (“Paragon”), The Cornwall Group, Inc., Vanguard Security, Inc., Forestville Corporation, Vanguard Security of Broward County, Inc., On Guard Security and Investigations, Inc., Armor Security, Inc. (“Armor”), Protection Technologies Corporation, International Monitoring, Inc., Guardsource Corp. and Virtual Guard Source, Inc. (collectively, “Borrower”).

WHEREAS, Lender and Borrower have, entered into that certain CREDIT AGREEMENT, dated as of and closed on October 19, 2005, as amended hereby (the “Agreement”);

WHEREAS, pursuant to the Agreement, Borrower has certain obligations, including, but not limit to:

a.  delivery of legal opinions,

b.  pledge of 100% of the outstanding common stock of Paragon to Lender, and

c.  termination of UCC filing by Citibank in Dade County, Florida against Armor within fifteen (15) days after the Closing;

WHEREAS, TSS has entered into (i) that certain STOCK PURCHASE AGREEMENT with Charles Keathley (“Keathley”), Robert Luther (“Luther”), Harold Bright (“Bright”), and John Wilson (“Wilson”), the former shareholders (collectively, “Former Shareholders”) of Paragon, dated as of February 23, 2004 (which amends an agreement executed

January 16, 2004), and (ii) those certain Security Agreements, each dated February 24, 2004, with each Former Shareholder (collectively, the “Shareholder Agreements”);

WHEREAS, on or before February 27, 2007, TSS is obligated to redeem shares of TSS’s Series C Redeemable Preferred Stock held by the Former Shareholders, which obligation is secured pursuant to the terms of the Shareholder Agreements (“Redemption Obligation”);

WHEREAS, Borrower has requested and Lender has agreed, subject to the terms and conditions hereof, to amend the terms of the Agreement;

NOW, THEREFORE, FOR VALUABLE CONSIDERATION, the parties hereby agree as follows:

a.  The following new definitions are hereby added to Section 1.1 of the Agreement:

“AMENDMENT (December 30, 2005)” means that certain Amendment to Credit Agreement entered into as of December 30, 2005, by and between Lender and Borrower.

“Equity Collateral” means any stock, whether common or preferred, of Borrower or any of the entities comprising Borrower.

“Former Shareholders” has the meaning set forth in the AMENDMENT (December 30, 2005).

“Notice of Rejection” has the meaning set forth in Section 5.17 of the Agreement.

“Paragon Stock” means the common stock of Paragon Systems, Inc.

“Redemption Obligation” has the meaning set forth in the AMENDMENT (December 30, 2005).

“Replacement Financing” means any Debt incurred by Borrower after October 19, 2005, the proceeds of which are used by Borrower to repay the Term Loan in full; provided, however, that the terms of such Replacement Financing shall not provide for any change of control of any

Borrower or any entity comprising Borrower or grant to the creditor any security interest in Equity Collateral, except as may be permitted pursuant to Section 3.3(d) of the Agreement.

“Report” has the meaning set forth in Section 5.17 of the Agreement.

“Shareholder Agreements” has the meaning set forth in the AMENDMENT (December 30, 2005).

b.  A new Section 5.17 is hereby added to the Agreement which shall read as follows:

5.17.  Redemption.  No later than thirty (30) days after August 31, 2006, Borrower shall deliver to Lender a written report that demonstrates that Borrower has the financial ability to satisfy the Redemption Obligation as of the due date thereof (the “Report”), which Report shall be in form and content reasonably acceptable to Lender.  Lender shall review the Report, and in the event that Lender determines, in its reasonable judgment, that the Report is not acceptable, then Lender shall send Borrower a notice of rejection (“Notice of Rejection”).  Upon delivery of a Notice of Rejection by Lender to Borrower, Borrower shall be deemed to be in default of this Section 5.17, and such notice shall constitute an Event of Default under Section 7.1(b) of the Agreement.

c.  The following terms defined in Section 1.1 of the Agreement are hereby amended and restated as set forth below:

“Permitted Liens” means (i) Liens for current taxes, assessments or other governmental charges which are not delinquent or remain payable without any penalty, or are being contested in good faith by appropriate proceedings, provided that, if delinquent, adequate reserves have been set aside with respect thereto as required by GAAP and, by reason of nonpayment, no property is subject to a material risk of loss or forfeiture; (ii) Liens in favor of Lender, in accordance with the Loan Documents; (iii) statutory Liens, such as inchoate mechanics’, inchoate materialmen’s, landlord’s, warehousemen’s, and carriers’ liens, and other similar liens, other than those described in clause (i) above, arising in the ordinary course of business with respect to obligations which are not delinquent or are being contested in good faith by appropriate proceedings, provided that, if delinquent, adequate reserves have been set aside with respect thereto as required by GAAP and, by reason of nonpayment, no property is subject to a material risk of loss or forfeiture; (iv) Liens relating to Capital Lease Obligations permitted hereunder and Liens securing any leases permitted in Section 6.5; (v) judgment Liens that do not constitute an Event of Default under Section 7.1(i); (vi) Liens, if they constitute such, of any true lease and consignment UCC filings permitted hereunder; (vii) Purchase Money Liens; (viii) for thirty (30) days after the Close, Liens of record against one or more Borrower in favor of Bank of America, N.A., Citibank, F.S.B., Access Capital, Arrow Electronics, Inc., and Wachovia Bank, N.A.; (ix) Liens on forty percent (40%) of the outstanding Paragon Stock in favor of the Former Shareholders which secure the Redemption Obligations pursuant to the terms of the Shareholder Agreements; and (x) Liens on the Paragon Stock or the AFS Interest which secure the Replacement Financing and are granted in accordance with Section 3.3(d) of the Agreement.

“Permitted Debt” means (i) Debt owing to Lender in accordance with the terms of this Agreement and the Loan Documents; (ii) Capital Leases incurred in the ordinary course of business and in existence as of the date of this Agreement; (iii) Subordinated Debt; (iv) debt existing on the date hereof (including Debt incurred in connection with the acquisition of The Cornwall Group and its affiliates from third parties of approximately even date herewith); (v) trade debt incurred in the ordinary course of business; (vi) intercompany Debt permitted by this Agreement; (vii) Debt that is incurred in connection with Permitted Liens; and (viii) Replacement Financing.

d.  The Lender hereby waives (i) all Events of Default which have occurred prior to the date of this AMENDMENT (December 30, 2005) with respect to Sections 3.3(b), 3.3(c) and 3.3(d) of the Agreement; (ii) all breaches of, and defaults, Events of Default and Unmatured Events of Default under, any Loan Document arising out of, resulting from or relating to the Liens on forty percent (40%) of the Paragon Stock in favor of the Former Shareholders; and (iii) all breaches of, and defaults, Events of Default and Unmatured Events of Default under, any Loan Document arising out of, resulting from or relating to Borrower amending its Annual Report on Form 10-K for the year ended December 31, 2004 or its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2005 and June 30, 2005, including, without limitation, Borrower restating its financial statements for such periods (collectively, the defaults, Events of Default and Unmatured Events of Default identified in subsections (i), (ii) and (iii) above are referred to herein as “Existing Defaults”).  As a result of the waiver given herein, each of the Existing Defaults shall be deemed to be cured and not continuing.  This waiver shall be effective only in the specific instances and for the specific purposes for which it is given, and this waiver shall not entitle Borrower to any other or further waiver in any similar or other circumstances.

e.  Section 3.3(b) of the Agreement is hereby deleted and replaced in its entirety with the following language:

(b)  within tens days of written request by Lender delivered to Borrower after the Closing, Borrower shall deliver to Lender the opinion of Borrower’s counsel in substantially the form of Exhibit 3.1(b).

f.  Section 3.3(c) of the Agreement is hereby deleted and replaced in its entirety with the following language:

(c)  within thirty (30) days of the Closing, liens of record against one or more Borrower in favor of Bank of America, N.A., Citibank, F.S.B., Access Capital, and Wachovia Bank, N.A., shall be terminated.

g.  Section 3.3(d) of the Agreement is hereby deleted and replaced in its entirety with the following language:

(d)  On or before December 30, 2005, Borrower shall have delivered to Lender stock certificates representing 60% of the outstanding Paragon Stock and shall have fully performed all acts necessary to consummate the pledge of such stock to Lender to secure the Obligations.  Borrower further agrees that no later than thirty (30) days after a written request by Lender delivered to Borrower: Lender shall have received a valid first priority security interest in and to the AFS Interest, and all consents required to be given in order for Lender to obtain a valid first priority security interest in the AFS Interest shall have been obtained.  Notwithstanding anything to the contrary in the Agreement, and so long as there is no Event of Default, Lender agrees that if the Term Loan has been paid in full, then Borrower may grant a first priority security interest in the AFS Interest and/or the Paragon Stock to a lender who extends Replacement Financing to Borrower, and Lender agrees to subordinate its security interest in the AFS Interest and/or the Paragon Stock, provided such subordination is on terms reasonably acceptable to Lender.

h.  Lender and Borrower agree that except as expressly modified hereby, the Agreement, and each and every document incident thereto or connected therewith, is and shall at all times remain in full force and effect.

i.  Borrower shall pay the Lender as of the date hereof a fully earned, non-refundable fee in the amount of Fifty Thousand and No/00 Dollars ($50,000.00) in consideration of the Lender’s execution and delivery of this AMENDMENT (December 30, 2005).

j.  This AMENDMENT (December 30, 2005), and the waiver set forth in Paragraph d. hereof, shall be effective when Lender shall have received a copy of this AMENDMENT (December 30, 2005) executed by Borrower, which copy may be delivered to Lender via facsimile, together with the payment of the fee described in Paragraph i. hereof.

k.  Borrower hereby represents and warrants to the Lender as follows:

1)  Borrower has all requisite power and authority to execute this AMENDMENT (December 30, 2005) and to perform all of its obligations hereunder, and this AMENDMENT (December 30, 2005) has been duly executed and delivered by Borrower and constitutes the legal, valid and binding obligation of Borrower, enforceable in accordance with its terms.

2)  The execution, delivery and performance by Borrower of this AMENDMENT (December 30, 2005) have been duly authorized by all necessary corporate action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to Borrower, or the articles of incorporation or by-laws of Borrower, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which Borrower is a party or by which it or its properties may be bound or affected.

3)  All of the representations and warranties contained in this AMENDMENT (December 30, 2005) are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

l.  Except as set forth in Paragraph d. hereof, the execution of this AMENDMENT (December 30, 2005) and acceptance of any documents related hereto shall not be deemed to be a waiver of any breach or default under the Agreement or breach, default or event of default under any other document held by Lender, whether or not known to the Lender and whether or not existing on the date of this AMENDMENT (December 30, 2005).

m.  Borrower hereby reaffirms its agreement under the Agreement to pay or reimburse Lender on demand for all costs and expenses incurred by Lender in connection with the Loan Documents, including, without limitation, all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, Borrower specifically agrees to pay all fees and disbursements of counsel to Lender for the services performed by such counsel in connection with the preparation of this AMENDMENT (December 30, 2005) and the documents and instruments incidental hereto.  Borrower hereby agrees that Lender may, at any time or from time to time, in its sole discretion and without further authorization by the Borrower, make an advance to Borrower under the Agreement, and apply the proceeds of any advance to pay any fees, disbursements, costs and expenses required hereunder.

n.  This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

o.  In the event of any conflict between the provisions of the Agreement or any other Loan Document and the provisions of this AMENDMENT (December 30, 2005), provisions of this AMENDMENT (December 30, 2005) shall control.

p.  Any capitalized term not specifically defined in this AMENDMENT (December 30, 2005) shall have the meaning ascribed to it in the Agreement.

IN WITNESS WHEREOF, the parties have executed this AMENDMENT (December 30, 2005) as of the date first above written.

BORROWER:

TRI-S SECURITY CORPORATION

By:	/s/ Robert K. Mills

Name:	Robert K. Mills

Title:	CFO

PARAGON SYSTEMS, INC.

By:	/s/ Robert K. Mills

Name:	Robert K. Mills

Title:	CFO

THE CORNWALL GROUP, INC.

By:	/s/ Robert K. Mills

Name:	Robert K. Mills

Title:	CFO

VANGUARD SECURITY, INC.

By:	/s/ Robert K. Mills

Name:	Robert K. Mills

Title:	CFO

FORESTVILLE CORPORATION

By:	/s/ Robert K. Mills

Name:	Robert K. Mills

Title:	CFO

VANGUARD SECURITY OF BROWARD
COUNTY, INC.

By:	/s/ Robert K. Mills

Name:	Robert K. Mills

Title:	CFO

ON GUARD SECURITY AND
INVESTIGATIONS, INC.

By:	/s/ Robert K. Mills

Name:	Robert K. Mills

Title:	CFO

ARMOR SECURITY, INC.

By:	/s/ Robert K. Mills

Name:	Robert K. Mills

Title:	CFO

PROTECTION TECHNOLOGIES
CORPORATION

By:	/s/ Robert K. Mills

Name:	Robert K. Mills

Title:	CFO

INTERNATIONAL MONITORING, INC.

	By:	/s/ Robert K. Mills

	Name:	Robert K. Mills

	Title:	CFO

GUARDSOURCE CORP.

	By:	/s/ Robert K. Mills

	Name:	Robert K. Mills

	Title:	CFO

VIRTUAL GUARD SOURCE CORP.

	By:	/s/ Robert K. Mills

	Name:	Robert K. Mills

	Title:	CFO

LENDER:	LSQ FUNDING GROUP, L.C.

	By:	/s/ Maxwell Eliscu

	Name:	Maxwell Eliscu

	Title:	Manager

BRE LLC

	By	/s/ Maxwell Eliscu

Name:	Maxwell Eliscu

Title:	Manager